TOPSTM	Capital Preservation ETF Portfolio
TOPSTM	Balanced ETF Portfolio
TOPSTM	Moderate Growth ETF Portfolio
TOPSTM	Growth ETF Portfolio
TOPSTM	Aggressive Growth ETF Portfolio
TOPSTM	Protected Balanced ETF Portfolio
TOPSTM	Protected Moderate Growth ETF Portfolio
TOPSTM	Protected Growth ETF Portfolio

each a series of NORTHERN LIGHTS VARIABLE TRUST (THE “PORTFOLIOS”)

Supplement dated May 29, 2012, to the

Statement of Additional Information dated May 1, 2012 (the “SAI”).

Reference made to the Section entitled: “Policies and Procedures for Disclosure of Portfolio Holdings” located on page 28 of the SAI.  The following information is inserted after the last bullet point under paragraph 5 in this section:

•

Insurance Company Participants:  The Portfolios are sold exclusively through insurance company separate accounts.  Insurance companies with whom the Portfolios have signed a participation agreement may request due diligence information from time to time on various aspects of each Portfolio’s holdings, to gauge risk and asset class exposure and for other due diligence purposes.  This information is used only for internal due diligence by the insurance companies and will not be disclosed to third parties or used for any other purposes.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated May 1, 2012, which provide information that you should know about the Portfolios before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-572-5945.

Please retain this Supplement for future reference.